UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 27, 2021 (August 24, 2021)

EKIMAS Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28034	04-3186647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

95 Washington Street, Suite 154, Canton, MA 02021
(Address of Principal Executive Offices)	(Zip Code)

(978) 344-2124

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ASNB	None (We are quoted on the OTC:PINK)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Change in Registrant’s Certifying Accountant

On August 24, 2021, EKIMAS Corporation (the “Company”), based on the decision of the Board of Directors, dismissed RBSM LLP (“RBSM”) as the Company’s independent registered public accounting firm and recommended, and approved, the engagement of Liggett & Webb P.A. (“Liggett & Webb”) to serve as the Company’s independent registered public accounting firm, effective August 26, 2021, for the fiscal year ending March 31, 2021.

The reports of RBSM on the financial statements of the Company as of and for the fiscal years ended March 31, 2020 and 2019 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles except that the audit reports on the financial statements of the Company for the fiscal years ended March 31, 2020 and 2019 contained an uncertainty about the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended March 31, 2020 and 2019 and the subsequent interim period from April 1, 2020 to the date of this report, and in connection with the audit of the Company’s financial statements for such periods, there were no disagreements between the Company and RBSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RBSM, would have caused RBSM to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements.

During the Company’s fiscal years ended March 31, 2020 and 2019 and the subsequent interim period from April 1, 2020 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During the Company’s fiscal years ended March 31, 2020 and 2019 and the subsequent interim period from April 1, 2020 to the date of this report, the Company did not consult with Liggett & Webb regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided RBSM with a copy of the disclosures in this report and has requested that RBSM furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not RBSM agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from RBSM LLP to the Securities and Exchange Commission dated August 27, 2021 with respect to the disclosure in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EKIMAS Corporation

By:	/s/ Michael F. Adams
Michael F. Adams
Chief Executive Officer

Dated: August 27, 2021

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from RBSM LLP to the Securities and Exchange Commission dated August 27, 2021 with respect to the disclosure in this Form 8-K.